As filed with the Securities and Exchange Commission on April 30, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: February 28

Date of reporting period: March 1, 2018 – February 28, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

JAGUAR INTERNATIONAL PROPERTY FUND
(formerly known as NWS International Property Fund)
JAGUAR GLOBAL PROPERTY FUND
(formerly known as NWS Global Property Fund)

Annual Report
February 28, 2019

JAGUAR INTERNATIONAL PROPERTY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
FEBRUARY 28, 2019

For the Fund’s fiscal year ending February 28, 2019, the global equity and bond markets exhibited a high degree of volatility that could be attributed to an equally wide range of causes. After rising early in the year, the equity markets began to decline as the threat of a global tariff war, rising interest rates, political turmoil in multiple markets and, of course, Brexit, weighed on market sentiment. The trend accelerated at year-end after the US Fed Chairman announced that the pace of interest rate increases should continue well into 2019 to ensure that the risk of a surge of inflation could be minimized. After the global markets sold off, the Fed moderated its hawkish position and the markets surged in the first two months of 2019, reversing most if not all of the year-end sell-off.

While the publicly listed real estate markets were affected by the swings in global sentiment, the demand for real estate was strong throughout the year, resulting in a steady increase in property values for commercial property with the notable exception of retail. As a result, the prevailing discounts to NAV for the publicly listed real estate companies reached historically high levels in many markets, in some cases eclipsing the levels hit during the 2008 financial crisis.

For the year ending February 28, 2019, Asian property markets returned over 6% while European property markets were essentially flat in US dollar terms in aggregate as measured by the FTSE EPRA/NAREIT Developed Asia and Europe Indices. However, there was significant dispersion within and across markets with one Swedish office company holding returning +27% while the Dutch based pan-European retail landlord returned -27% in US dollars. As the strategy for the Fund is to invest in high quality companies at attractive valuations based on property market fundamentals, we tend to ignore the sentiment swings as the impact on share prices tends to be relatively short-lived. This resulted in underperformance in Europe and Asia during the fiscal year of over 8% which was largely attributable to the following highly stock specific factors:

•	Japan – one of our top performing companies was affected by a mortgage scandal that had no direct impact on the company as it was not involved. Regardless, the entire sector was affected and we would expect the share price to continue to recover to its fair value which is 50% above its current trading level.

•	Singapore – the government unexpectedly increased the transaction taxes on home purchases to stem the rise in home prices despite the fact that prices had already started to soften. With companies trading at 40-50% below NAV we would expect this gap to narrow, which has already started to occur.

•	Retail – companies with retail exposure everywhere in the world have been under pressure due to the perception that ecommerce will revolutionize the consumer/retailer relationship. While the impact has been significant, there is a high degree of variability in markets – some mall owners have waiting lists while others are waiting to expire – and yet they are all valued similarly.

Now that it seems clearer that rising interest rates and a reduction in QE are no longer imminent, as is clearly reflected by bond yields, the downward pressure on property share prices has lifted. We would expect this to result in a narrowing of the currently excessive discounts to NAV which could accelerate as more private equity investors seek to invest their vast amounts of “dry powder”, capital committed but not yet invested, in undervalued opportunities. The Fund is positioned for a regression to the long-term P/NAV ratio and in the meantime, has been benefitting from attractive dividend yields ranging from 3-8%, well in excess of local property market capitalization rates.

Because the Fund concentrates its net assets in the real estate industry (by investing in equity REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry, including those specific to equity REITs. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry. Extended vacancies, a decline in rental income, failure to collect rents, increased competition from other properties and poor management can also affect the value and performance of equity REITs and companies that invest in real estate assets. The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds. Investing overseas involves special risks, including the volatility of currency exchange rates, and in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

JAGUAR INTERNATIONAL PROPERTY FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

FEBRUARY 28, 2019

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Jaguar International Property Fund (the “Fund”) compared with the performance of the benchmark, the FTSE EPRA/NAREIT Developed ex-US Total Return Index (“Developed ex-US”), since inception. The Developed ex-US is an unmanaged subset of the FTSE EPRA/NAREIT Developed Index that incorporates Real Estate Investment Trusts (REITs) and Real Estate Holding & Development companies. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $1,000,000 Investment

Jaguar International Property Fund vs. FTSE EPRA/NAREIT Developed ex-US Total Return Index

Average Annual Total Returns Periods Ended February 28, 2019	One Year	Since Inception 03/31/15
Jaguar International Property Fund	-4.81%	3.01%
FTSE EPRA/NAREIT Developed ex-US Total Return Index	4.65%	4.43%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.74%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through June 30, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/ expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 90 days of purchase will be charged a 1.50% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 218-5182.

JAGUAR INTERNATIONAL PROPERTY FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2019

Shares	Security Description	Value
Common Stock - 92.4%
Australia - 9.1%
63,000	Mirvac Group REIT	$114,851
66,970	Stockland Corp., Ltd. REIT	166,268
24,970	The GPT Group REIT	103,618
61,000	Vicinity Centres Re, Ltd. REIT	106,445
		491,182
Belgium - 2.3%
1,580	VGP NV	125,083

China - 8.8%
58,000	China Overseas Land & Investment, Ltd.	213,535
34,000	China Resources Land, Ltd.	126,909
143,992	KWG Group Holdings, Ltd.	135,375
		475,819
France - 1.5%
4,076	Carmila SA REIT	82,340

Germany - 8.8%
3,380	ADO Properties SA (a)	193,959
5,800	Vonovia SE	281,305
		475,264
Hong Kong - 15.3%
89,800	Hang Lung Properties, Ltd.	212,095
43,000	Hysan Development Co., Ltd.	227,058
42,000	Kerry Properties, Ltd.	175,496
132,975	New World Development Co., Ltd.	212,428
		827,077
Ireland - 2.6%
82,600	Green REIT PLC	138,487

Japan - 17.0%
5,500	Aeon Mall Co., Ltd.	89,607
6,000	Daiwa House Industry Co., Ltd.	185,439
11,000	Mitsui Fudosan Co., Ltd.	260,283
6,000	Sumitomo Realty & Development Co., Ltd.	224,142
28,900	Tokyu Fudosan Holdings Corp.	159,454
		918,925
Netherlands - 4.7%
1,550	Unibail-Rodamco-Westfield REIT	250,353

Singapore - 5.7%
57,000	CapitaLand, Ltd.	144,186
24,600	City Developments, Ltd.	162,302
		306,488
Spain - 2.1%
8,566	Merlin Properties Socimi SA REIT	111,172

Sweden - 2.8%
11,400	Fabege AB	153,152

Thailand - 1.5%
243,000	Land & Houses PCL, NVDR	80,968

United Kingdom - 10.2%
14,447	Great Portland Estates PLC REIT	145,974
16,400	The British Land Co. PLC REIT	131,427
8,200	The UNITE Group PLC REIT	99,570
49,400	Urban & Civic PLC	174,288
		551,259
Total Common Stock (Cost $4,661,216)		4,987,569
Investments, at value - 92.4% (Cost $4,661,216)		$4,987,569
Other Assets & Liabilities, Net - 7.6%		407,676
Net Assets - 100.0%		$5,395,245

NVDR	Non- Voting Depositary Receipt

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $193,959 or 3.6% of net assets.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$4,987,569
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$4,987,569

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by country.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Net Assets
Australia	9.1%
Belgium	2.3%
China	8.8%
France	1.5%
Germany	8.8%
Hong Kong	15.3%
Ireland	2.6%
Japan	17.0%
Netherlands	4.7%
Singapore	5.7%
Spain	2.1%
Sweden	2.8%
Thailand	1.5%
United Kingdom	10.2%
Other Assets & Liabilities, Net	7.6%
100.0%

See Notes to Financial Statements.

JAGUAR INTERNATIONAL PROPERTY FUND

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2019

ASSETS
Investments, at value (Cost $4,661,216)	$4,987,569
Cash	407,263
Receivables:
Dividends and interest	9,796
From investment adviser	14,913
Prepaid expenses	9,282
Total Assets	5,428,823

LIABILITIES
Payables:
Foreign capital gains tax payable	25
Accrued Liabilities:
Fund services fees	6,449
Other expenses	27,104
Total Liabilities	33,578

NET ASSETS	$5,395,245

COMPONENTS OF NET ASSETS
Paid-in capital	$5,901,801
Distributable earnings	(506,556)
NET ASSETS	$5,395,245

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	636,397

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$8.48

*	Shares redeemed or exchanged within 90 days of purchase are charged a 1.50% redemption fee.

See Notes to Financial Statements.

JAGUAR INTERNATIONAL PROPERTY FUND

STATEMENT OF OPERATIONS
YEAR ENDED FEBRUARY 28, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $14,972)	$188,540
Interest income	1,735
Total Investment Income	190,275

EXPENSES
Investment adviser fees	41,372
Fund services fees	89,818
Custodian fees	10,000
Registration fees	10,634
Professional fees	34,176
Trustees’ fees and expenses	1,923
Other expenses	22,024
Total Expenses	209,947
Fees waived and expenses reimbursed	(154,784)
Net Expenses	55,163

NET INVESTMENT INCOME	135,112

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (Net of foreign withholding taxes of $9,991)	87,817
Foreign currency transactions	(4,174)
Net realized gain	83,643
Net change in unrealized appreciation (depreciation) on:
Investments	(504,355)
Deferred foreign capital gains taxes	8,004
Foreign currency translations	(359)
Net change in unrealized appreciation (depreciation)	(496,710)
NET REALIZED AND UNREALIZED LOSS	(413,067)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(277,955)

See Notes to Financial Statements.

JAGUAR INTERNATIONAL PROPERTY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended February 28,
	2019	2018
OPERATIONS
Net investment income	$135,112	$108,835
Net realized gain	83,643	290,148
Net change in unrealized appreciation (depreciation)	(496,710)	768,547
Increase (Decrease) in Net Assets Resulting from Operations	(277,955)	1,167,530

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(198,953)	(670,176	)*

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	198,953	670,176
Redemption of shares	(256,490)	(222,268)
Increase (Decrease) in Net Assets from Capital Share Transactions	(57,537)	447,908
Increase (Decrease) in Net Assets	(534,445)	945,262

NET ASSETS
Beginning of Year	5,929,690	4,984,428
End of Year	$5,395,245	$5,929,690	**
SHARE TRANSACTIONS
Reinvestment of distributions	25,474	73,646
Redemption of shares	(27,981)	(22,497)
Increase (Decrease) in Shares	(2,507)	51,149

*	Distribution was the result of net investment income for the year ending February 28, 2018.
**	Includes distributions in excess of net investment income of $(544,611) at February 28, 2018. The requirement to disclose the corresponding amount as of February 28, 2019 was eliminated.

See Notes to Financial Statements.

JAGUAR INTERNATIONAL PROPERTY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended February 28,			March 31, 2015 (a)
	2019	2018	2017	Through February 29, 2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.28	$8.48	$8.39	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.22	0.18	0.14	0.05
Net realized and unrealized gain (loss)	(0.69)	1.81	0.53	(1.23)
Total from Investment Operations	(0.47)	1.99	0.67	(1.18)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.33)	(1.19)	(0.58)	(0.43)
Total Distributions to Shareholders	(0.33)	(1.19)	(0.58)	(0.43)

NET ASSET VALUE, End of Period	$8.48	$9.28	$8.48	$8.39
TOTAL RETURN	(4.81)%	23.69%	8.50%	(12.09	)%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$5,395	$5,930	$4,984	$4,910
Ratios to Average Net Assets:
Net investment income	2.45%	1.96%	1.59%	0.55	%(d)
Net expenses	1.00%	1.00%	1.00%	1.00	%(d)
Gross expenses (e)	3.81%	3.74%	4.41%	8.26	%(d)
PORTFOLIO TURNOVER RATE	20%	38%	30%	17	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

JAGUAR GLOBAL PROPERTY FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

FEBRUARY 28, 2019

For the Fund’s fiscal year ending February 28, 2019, the global equity and bond markets exhibited a high degree of volatility that could be attributed to an equally wide range of causes. After rising early in the year, the equity markets began to decline as the threat of a global tariff war, rising interest rates, political turmoil in multiple markets and, of course, Brexit, weighed on market sentiment. The trend accelerated at year-end after the US Fed Chairman announced that the pace of interest rate increases should continue well into 2019 to ensure that the risk of a surge of inflation could be minimized. After the global markets sold off, the Fed moderated its hawkish position and the markets surged in the first two months of 2019, reversing most if not all of the year-end sell-off.

While the publicly listed real estate markets were affected by the swings in global sentiment, the demand for real estate was strong throughout the year, resulting in a steady increase in property values for commercial property with the notable exception of retail. As a result, the prevailing discounts to NAV for the publicly listed real estate companies reached historically high levels in many markets, in some cases eclipsing the levels hit during the 2008 financial crisis.

For the year ending February 28, 2019, Asian property markets returned over 6% while European property markets were essentially flat in US dollar terms in aggregate as measured by the FTSE EPRA/NAREIT Developed Asia and Europe Indices. However, there was significant dispersion within and across markets with one Swedish office company holding returning +27% while the Dutch based pan-European retail landlord returned -27% in US dollars. As the strategy for the Fund is to invest in high quality companies at attractive valuations based on property market fundamentals, we tend to ignore the sentiment swings as the impact on share prices tends to be relatively short-lived. This resulted in underperformance in Europe and Asia during the fiscal year of over 8% which was largely attributable to the following highly stock specific factors:

●	Japan – one of our top performing companies was affected by a mortgage scandal that had no direct impact on the company as it was not involved. Regardless, the entire sector was affected and we would expect the share price to continue to recover to its fair value which is 50% above its current trading level.
●	Singapore – the government unexpectedly increased the transaction taxes on home purchases to stem the rise in home prices despite the fact that prices had already started to soften. With companies trading at 40-50% below NAV we would expect this gap to narrow, which has already started to occur.
●	Retail – companies with retail exposure everywhere in the world have been under pressure due to the perception that ecommerce will revolutionize the consumer/retailer relationship. While the impact has been significant, there is a high degree of variability in markets – some mall owners have waiting lists while others are waiting to expire – and yet they are all valued similarly.

For the year ending February 28, 2019, US REITs returned over 20% as measured by the FTSE NAREIT US Real Estate Index and the Fund’s US investments outperformed the overall market by over 2%, which occurred in spite of challenges in the retail sector. Stock selection was paramount as the dispersion of performance within various sectors/property types was significant. Our stock selection in healthcare, apartments and manufactured housing provided significant relative and absolute performance throughout the year. However, US REITs were not spared the sharp sell-off in December which was followed by an equal if not greater recovery in the first two months of the year.

Now that it seems clearer that rising interest rates and a reduction in QE are no longer imminent, as is clearly reflected by bond yields, the downward pressure on property share prices has lifted. We would expect this to result in a narrowing of the currently excessive discounts to NAV which could accelerate as more private equity investors seek to invest their vast amounts of “dry powder”, capital committed but not yet invested, in undervalued opportunities. The Fund is positioned for a regression to the long-term P/NAV ratio and in the meantime, has been benefitting from attractive dividend yields ranging from 3-8%, well in excess of local property market capitalization rates.

Because the Fund concentrates its net assets in the real estate industry (by investing in equity REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry, including those specific to equity REITs. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry. Extended vacancies, a decline in rental income, failure to collect rents, increased competition from other properties and poor management can also affect the value and performance of equity REITs and companies that invest in real estate assets. The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds. Investing overseas involves special risks, including the volatility of currency exchange rates, and in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

JAGUAR GLOBAL PROPERTY FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

FEBRUARY 28, 2019

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Jaguar Global Property Fund (the “Fund”) compared with the performance of the benchmark, FTSE EPRA/NAREIT Developed Total Return Index ("Developed Index"), since inception. The Developed Index incorporates Real Estate Investment Trusts (REITs) and Real Estate Holding & Development companies. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $1,000,000 Investment

Jaguar Global Property Fund vs. FTSE EPRA/NAREIT Developed Total Return Index

Average Annual Total Returns Periods Ended February 28, 2019	One Year	Since Inception 12/16/16
Jaguar Global Property Fund	8.70%	7.81%
FTSE EPRA/NAREIT Developed Total Return Index	13.04%	8.76%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 17.15%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.90%, through June 30, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/ expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 90 days of purchase will be charged a 1.50% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 218-5182.

JAGUAR GLOBAL PROPERTY FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2019

Shares	Security Description	Value
Common Stock - 95.4%
Australia - 4.4%
75,600	Mirvac Group REIT	$137,821
45,500	Stockland Corp., Ltd. REIT	112,964
64,500	Vicinity Centres Re, Ltd. REIT	112,553
		363,338
Belgium - 1.4%
1,430	VGP NV	113,208
China - 3.5%
45,000	China Overseas Land & Investment, Ltd.	165,674
34,000	China Resources Land, Ltd.	126,909
		292,583
Germany - 3.4%
1,990	ADO Properties SA (a)	114,195
3,380	Vonovia SE	163,933
		278,128
Hong Kong - 7.4%
72,000	Hang Lung Properties, Ltd.	170,054
28,000	Hysan Development Co., Ltd.	147,852
30,000	Kerry Properties, Ltd.	125,354
106,817	New World Development Co., Ltd.	170,640
		613,900
Ireland - 1.6%
80,700	Green REIT PLC	135,302
Japan - 8.4%
7,300	Aeon Mall Co., Ltd.	118,933
5,100	Daiwa House Industry Co., Ltd.	157,623
8,000	Mitsui Fudosan Co., Ltd.	189,297
6,000	Sumitomo Realty & Development Co., Ltd.	224,142
		689,995
Netherlands - 1.5%
770	Unibail-Rodamco-Westfield REIT	124,369
Singapore - 1.9%
23,700	City Developments, Ltd.	156,364
Spain - 1.2%
7,820	Merlin Properties Socimi SA REIT	101,490
Sweden - 1.8%
10,840	Fabege AB	145,629
United Kingdom - 5.7%
11,054	Great Portland Estates PLC REIT	111,691
10,930	The British Land Co. PLC REIT	87,591
6,710	The UNITE Group PLC REIT	81,477
53,197	Urban & Civic PLC	187,684
		468,443
United States - 53.2%
4,410	Agree Realty Corp. REIT	289,869
1,650	AvalonBay Communities, Inc. REIT	321,140
1,370	Boston Properties, Inc. REIT	181,785
9,250	CareTrust REIT, Inc.	206,645
19,110	Cousins Properties, Inc. REIT	181,927
4,320	Douglas Emmett, Inc. REIT	166,752
1,900	Equity LifeStyle Properties, Inc. REIT	206,416
1,460	Extra Space Storage, Inc. REIT	140,073
6,950	Healthcare Trust of America, Inc., Class A REIT	198,006
1,530	Life Storage, Inc. REIT	149,328
1,880	Mid-America Apartment Communities, Inc. REIT	194,730
2,440	National Health Investors, Inc. REIT	190,393
3,464	NexPoint Residential Trust, Inc. REIT	124,496
3,080	Prologis, Inc. REIT	215,785
2,405	Regency Centers Corp. REIT	156,926
Shares	Security Description	Value
United States - 53.2% (continued)
5,839	Retail Value, Inc. REIT	$181,768
1,320	Simon Property Group, Inc. REIT	239,131
10,760	Summit Hotel Properties, Inc. REIT	122,556
1,490	Sun Communities, Inc. REIT	169,219
8,890	Sunstone Hotel Investors, Inc. REIT	133,795
4,440	Taubman Centers, Inc. REIT	237,007
5,360	Terreno Realty Corp. REIT	219,224
7,130	Tier REIT, Inc.	172,903
		4,399,874
Total Common Stock (Cost $7,530,676)		7,882,623
Investments, at value - 95.4% (Cost $7,530,676)		$7,882,623
Other Assets & Liabilities, Net - 4.6%		380,738
Net Assets - 100.0%		$8,263,361

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $114,195 or 1.4% of net assets.

The following is a summary of the inputs used to value the Fund's investments as of February 28, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$7,882,623
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$7,882,623

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by country.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Net Assets
Australia	4.4%
Belgium	1.4%
China	3.5%
Germany	3.4%
Hong Kong	7.4%
Ireland	1.6%
Japan	8.4%
Netherlands	1.5%
Singapore	1.9%
Spain	1.2%
Sweden	1.8%
United Kingdom	5.7%
United States	53.2%
Other Assets & Liabilities, Net	4.6%
100.0%

See Notes to Financial Statements.

JAGUAR GLOBAL PROPERTY FUND

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2019

ASSETS
Investments, at value (Cost $7,530,676)	$7,882,623
Cash	380,698
Receivables:
Dividends and interest	7,818
From investment adviser	17,846
Prepaid expenses	9,106
Total Assets	8,298,091

LIABILITIES
Accrued Liabilities:
Fund services fees	6,801
Other expenses	27,929
Total Liabilities	34,730

NET ASSETS	$8,263,361

COMPONENTS OF NET ASSETS
Paid-in capital	$7,990,394
Distributable earnings	272,967
NET ASSETS	$8,263,361

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	767,347

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.77

*	Shares redeemed or exchanged within 90 days of purchase are charged a 1.50% redemption fee.

See Notes to Financial Statements.

JAGUAR GLOBAL PROPERTY FUND

STATEMENT OF OPERATIONS

YEAR ENDED FEBRUARY 28, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $9,513)	$293,624
Interest income	2,066
Total Investment Income	295,690

EXPENSES
Investment adviser fees	58,030
Fund services fees	93,182
Custodian fees	9,444
Registration fees	16,211
Professional fees	34,747
Trustees’ fees and expenses	1,944
Other expenses	30,029
Total Expenses	243,587
Fees waived and expenses reimbursed	(173,951)
Net Expenses	69,636

NET INVESTMENT INCOME	226,054

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(30,988)
Foreign currency transactions	(1,616)
Net realized loss	(32,604)
Net change in unrealized appreciation (depreciation) on:
Investments	463,856
Foreign currency translations	(326)
Net change in unrealized appreciation (depreciation)	463,530
NET REALIZED AND UNREALIZED GAIN	430,926
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$656,980

See Notes to Financial Statements.

JAGUAR GLOBAL PROPERTY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended February 28,
	2019	2018
OPERATIONS
Net investment income	$226,054	$20,207
Net realized gain (loss)	(32,604)	6,422
Net change in unrealized appreciation (depreciation)	463,530	(139,067)
Increase (Decrease) in Net Assets Resulting from Operations	656,980	(112,438)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(232,363)	(68,331	)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,364,071	6,548,542
Reinvestment of distributions	227,164	65,075
Redemption of shares	(935,296)	–
Redemption fees	312	–
Increase in Net Assets from Capital Share Transactions	656,251	6,613,617
Increase in Net Assets	1,080,868	6,432,848

NET ASSETS
Beginning of Year	7,182,493	749,645
End of Year	$8,263,361	$7,182,493	**

SHARE TRANSACTIONS
Sale of shares	129,962	623,045
Reinvestment of distributions	23,347	5,992
Redemption of shares	(87,053)	–
Increase in Shares	66,256	629,037

*	Distributions were the result of net investment income and net realized gain of $67,043 and $1,288, respectively, for the year ending February 28, 2018.
**	Includes distributions in excess of net investment income of $(39,684) at February 28, 2018. The requirement to disclose the corresponding amount as of February 28, 2019 was eliminated.

See Notes to Financial Statements.

JAGUAR GLOBAL PROPERTY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

			December 16,
	For the Years Ended February 28,		2016 (a) Through February 28,
	2019	2018	2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.24	$10.40	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.31	0.20	0.04
Net realized and unrealized gain	0.55	0.25 (c)	0.40
Total from Investment Operations	0.86	0.45	0.44

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.26)	(0.60)	(0.04)
Net realized gain	(0.07)	(0.01)	–
Total Distributions to Shareholders	(0.33)	(0.61)	(0.04)

REDEMPTION FEES(b)	0.00 (d)	–	–
NET ASSET VALUE, End of Period	$10.77	$10.24	$10.40
TOTAL RETURN	8.70%	4.02%	4.37	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$8,263	$7,182	$750
Ratios to Average Net Assets:
Net investment income	2.92%	1.91%	1.98	%(f)
Net expenses	0.90%	0.98%	1.00	%(f)
Gross expenses (g)	3.15%	17.15%	33.40	%(f)
PORTFOLIO TURNOVER RATE	21%	27%	17	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not accord with the amount reported in the Statement of Operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

JAGUAR FUNDS

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2019

Note 1. Organization

Jaguar International Property Fund and Jaguar Global Property Fund (individually, a “Fund” and collectively, the “Funds”) are non-diversified portfolios of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Jaguar International Property Fund and Jaguar Global Property Fund commenced operations on March 31, 2015, and December 16, 2016, respectively. Each Fund currently offers one class of shares: Institutional Shares. Each Fund seeks to generate maximum total return through current income and capital appreciation by investing in real estate-related and equity-linked securities internationally. Prior to January 1, 2019, the Funds were named NWS International Property Fund and NWS Global Property Fund, respectively.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation - Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants

JAGUAR FUNDS

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2019

that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of February 28, 2019, for each Fund’s investments is included in each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations - Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions - Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders - Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and foreign currency gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes - Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund will file a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of February 28, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

In addition to the requirements of the Code, each Fund may also be subject to capital gains tax in Thailand on gains realized upon sale of Thai securities, payable upon repatriation of sales proceeds. Funds with exposure to Thai securities accrue a deferred liability for unrealized gains based on existing tax rates of the securities. As of February 28, 2019, the Jaguar International Property Fund recorded Thai capital gains tax in the amount of $9,991 which is included in the line item Net realized gain(loss) on investments and a deferred liability for potential future Thai capital gains taxes of $25 which is disclosed on the Statement of Assets and Liabilities.

JAGUAR FUNDS

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2019

REITs - Each Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund may include the gross dividends from such REITs in income or may utilize estimates of any potential REIT dividend reclassifications in each Fund’s annual distributions to shareholders and, accordingly, a portion of each Fund’s distributions may be designated as a return of capital, require reclassification, or be under distributed on an excise basis and subject to excise tax.

Income and Expense Allocation - The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees - A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.50% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Funds, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies - In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Cash - Concentration in Uninsured Account

For cash management purposes, each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of February 28, 2019, the Jaguar International Property Fund and Jaguar Global Property Fund had $157,263 and $130,698, respectively, as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser - Jaguar Listed Property LLC (the “Adviser”) is the investment adviser to each Fund. Prior to January 1, 2019, the Adviser was Northwood Securities LLC. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from each Fund at an annual rate of 0.75% of each Fund’s average daily net assets.

Distribution - Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers - Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers - The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

JAGUAR FUNDS

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2019

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse each Fund’s expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00% and 0.90%, through June 30, 2019 for the Jaguar International Property Fund and Jaguar Global Property Fund, respectively. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended February 28, 2019, fees waived and/or reimbursed expenses were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
Jaguar International Property Fund	$41,372	$101,412	$12,000	$154,784
Jaguar Global Property Fund	58,030	103,921	12,000	173,951

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of February 28, 2019, $447,942 and $365,696 is subject to recapture by the Adviser for the Jaguar International Property Fund and Jaguar Global Property Fund, respectively.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended February 28, 2019, were as follows:

	Purchases	Sales
Jaguar International Property Fund	$1,029,924	$1,281,553
Jaguar Global Property Fund	2,489,436	1,588,479

Note 7. Federal Income Tax

As of February 28, 2019, the cost for federal income tax purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Jaguar International Property Fund	$5,239,229	$145,924	$(397,584)	$(251,660)
Jaguar Global Property Fund	7,595,104	668,650	(381,131)	287,519

Distributions paid during the fiscal period ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Jaguar International Property Fund
2019	$198,953	$–	$198,953
2018	670,176	–	670,176
Jaguar Global Property Fund
2019	230,930	1,433	232,363
2018	68,155	176	68,331

As of February 28, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Jaguar International Property Fund	$59,300	$(314,203)	$(251,653)	$(506,556)
Jaguar Global Property Fund	25,624	(40,147)	287,490	272,967

JAGUAR FUNDS
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2019

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to investments in passive foreign investment companies (“PFIC”), REITS and wash sales.

As of February 28, 2019, the Jaguar International Property Fund had $51,957 of available short-term capital loss carryforwards and $262,246 of available long-term capital loss carryforwards that have no expiration date.

For tax purposes, the current year post-October loss was $40,147 for Jaguar Global Property Fund (realized during the period November 1, 2018 through February 28, 2019). This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, March 1, 2019.

Note 8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Funds’ financial statements for the year ended February 28, 2019.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II
and the Shareholders of Jaguar International Property Fund
and Jaguar Global Property Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Jaguar International Property Fund (formerly, NWS International Property Fund) and Jaguar Global Property Fund (formerly, NWS Global Property Fund), each a series of shares of beneficial interest in Forum Funds II (the “Funds”), including the schedules of investments, as of February 28, 2019, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended. We have also audited the financial highlights of the Jaguar International Property Fund for each of the years in the three-year period ended February 28, 2019 and for the period from March 31, 2015 (commencement of operations) through February 29, 2016 and financial highlights of the Jaguar Global Property Fund for each of the years in the two-year period ended February 28, 2019 and for the period from December 16, 2016 (commencement of operations) through February 28, 2017. In addition to the above, we have also audited the related notes for the Funds (all of the statements described above are collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years and periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds II since 2013.

Philadelphia, Pennsylvania

April 24, 2019

JAGUAR FUNDS

ADDITIONAL INFORMATION (Unaudited)

FEBRUARY 28, 2019

Investment Advisory Agreement Approval

At a meeting held on December 6, 2018, the Board of Trustees (the “Board”) of Forum Funds II (the “Trust), including the trustees who are not parties to the agreement or interested persons of any such party (other than as trustees of the Trust) (the “Independent Trustees”), considered the approval of a new investment advisory agreement (the “New Agreement”) between the Adviser and the Trust, on behalf of the Jaguar International Property Fund (formerly known as the NWS International Property Fund) (the “International Fund”) and Jaguar Global Property Fund (formerly known as the NWS Global Property Fund) (the “Global Fund” and, together with the International Fund, the “Funds”). The New Agreement was being considered in connection with the termination of the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, dated March 26, 2015, as amended December 8, 2016 (the “Original Agreement”) due to a strategic transaction whereby the Adviser’s managing members and two outside business partners, Jaguar Growth Partners LLC and Hwa Hong Corporation Ltd., acquired from Northwood Investors, LLC (“NWI”), NWI’s entire interest that NWI owned in the Adviser (the “Transaction”). In preparation for its deliberations in considering the New Agreement, the Board requested and reviewed written responses from the Adviser to due diligence questionnaires circulated on the Board’s behalf concerning the Adviser’s personnel, operations, financial condition, historic performance as employees of the Adviser and during periods prior thereto, and services to be provided to the Funds by the Adviser. The Board also discussed the materials with Fund/Trustee counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from senior representatives of the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services expected to be provided to the Funds by the Adviser under the New Agreement, including information on the investment performance of the Funds under the management of substantially the same investment personnel; (2) the anticipated costs of the services to be provided and projected profitability of the Adviser and its affiliates from the relationship with the Funds, including the contractual expense limitation arrangements for the Funds; (3) the advisory fees to be paid to the Adviser and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits expected to be received by the Adviser and its affiliates from their relationship with the Funds. In particular, the Board focused on the following factors and made the following conclusions in considering the approval of the New Agreement:

Nature, Extent and Quality of Services

Based on written materials received and the presentation from senior representatives of the Adviser regarding the Adviser’s operations, the Board considered the quality of services to be provided by the Adviser under the New Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser who, under the Original Agreement had, and under the New Agreement, would continue to have, principal responsibility for the Funds. The Board also considered the investment philosophy and decision-making process of those professionals.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is financially stable and has the operational capability and the necessary staffing and experience to continue providing quality investment advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the approval of the New Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the New Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and to independent peer groups of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) believed to have characteristics similar to those of the Funds.

The Board observed that the International Fund underperformed its primary benchmark index, the FTSE EPRA/NAREIT Developed ex US Index, over the one- and three-year periods ended September 30, 2018, and for the period since the International Fund’s inception on March 31, 2015. The Board also observed that the International Fund underperformed the median of its Broadridge peers for the one-year period ended September 30, 2018 and outperformed the median of the Broadridge peers for the three-year period ended September 30, 2018. The Board noted the Adviser’s representation that the International Fund’s underperformance relative to the index and Broadridge peers over the short term could be attributed, in part, to the International Fund’s investments in Singapore and Australia, which underperformed the REIT market generally during the periods. The Board also noted the Adviser’s representation that it employs

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a benchmark-agnostic approach to investing in real estate securities markets, investing in companies that have the most upside potential based on underlying fundamentals. The Board noted further the Adviser’s representation that the International Fund continued to hold, and in some cases added to, the underperforming companies in the International Fund’s portfolio with the expectation that stock prices will ultimately rebound to reflect the value of the underlying real estate. The Board noted that the Adviser remained confident in its stock selection processes and in the International Fund’s portfolio of investments.

The Board observed that the Global Fund underperformed its primary benchmark index, the FTSE EPRA/NAREIT Developed Index, for the one-year period ended September 30, 2018, and for the period since the Global Fund’s inception on December 16, 2016. The Board also observed that the Global Fund performed at the median of its Broadridge peers for the one-year period ended September 30, 2018. The Board noted the Adviser’s representation that the Global Fund’s underperformance resulting from its investments in Asian property markets was largely offset by the Global Fund’s investments in the property markets in Europe and the United States and that the Global Fund outperformed its primary benchmark on a gross-of-fee basis. The Board also noted the Adviser’s representation that it employs a benchmark-agnostic approach to investing in real estate securities markets, investing in companies that have the most upside potential based on underlying fundamentals. The Board noted that the Adviser remained confident in its stock selection processes and in the Global Fund’s portfolio of investments.

Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s management of each Fund under the New Agreement could benefit each Fund and their respective shareholders.

Compensation

The Board evaluated the Adviser’s proposed compensation under the New Agreement for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of the Funds’ Broadridge peer groups. The Board noted that the Adviser’s actual advisory fee rate and actual total expenses for the Global Fund were less than the median of its respective Broadridge peer group while the actual advisory fee rate for the International Fund was less than the median of its respective Broadridge peer group and the actual total expenses were equal to the median of its respective Broadridge peer group. The Board also recognized that the advisory fee rates under the New Agreement were identical to the advisory fee rates under the Original Agreement. The Board also noted the Adviser’s representation that the Adviser had contractually agreed to waive its fees or reimburse expenses to the extent necessary to keep the total expenses of both Funds at competitive levels and that the Adviser had recently reduced the expense cap applicable to the Global Fund. Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s advisory fee rate to be charged to each Fund under the New Agreement appeared to be reasonable in light of the nature, extent and quality of services to be provided by the Adviser.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to the Funds, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activity. The Board noted the Adviser’s representation that it does not maintain separately identifiable profit and loss information for the Funds, but that the Adviser had incurred losses since the inception of the Funds due to the relatively small size of the Funds and the Adviser’s business decision to subsidize the Funds’ operations by capping the total expense ratio of each Fund to ensure that the expenses of the Funds remained at competitive levels. Based on these and other applicable considerations, the Board concluded that the Adviser’s projected profits attributable to management of the Funds were not unreasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale under the New Agreement. In this respect, the Board noted the Adviser’s representation that the Funds may benefit from economies of scale as assets continue to grow but, in light of the cost of services and profitability discussion above, the Adviser believed that breakpoints in the advisory fee were not appropriate at this time. Based on the foregoing information and other relevant considerations, the Board concluded that economies of scale were not a material factor in approving the New Agreement.

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Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor in approving the New Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund/Trustee counsel discussing the legal standards applicable to its consideration of the New Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the New Agreement, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Shareholder Proxy Vote

At a special meeting of shareholders, held on February 15, 2019, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To approve an Investment Advisory Agreement between the Trust, on behalf of Jaguar International Property Fund, and the Adviser.	598,494 (97.97%)	0	0

Matter	For	Against	Abstain
To approve an Investment Advisory Agreement between the Trust, on behalf of Jaguar Global Property Fund, and the Adviser.	689,020 (95.26%)	0	0

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (844) 218-5182 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 218-5182 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2018 through February 28, 2019.

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Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Jaguar International Property Fund
Actual	$1,000.00	$995.90	$4.95	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Jaguar Global Property Fund
Actual	$1,000.00	$1,012.86	$4.49	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Jaguar International Property Fund designates 2.80% of its income dividend distributed as qualifying for the qualified dividend rate (QDI) and 0.18% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) as defined in Section 1(h)(11) of the Code. The Jaguar Global Property Fund designates 8.48% as QDI and 0.64% of its income dividend distributed as QII. Jaguar Global Property Fund also designates 20.03% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 218-5182.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	2	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2013	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy), since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	2	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	2	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Interested Trustees(1)
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	2	Trustee, Forum Funds, Trustee, U.S. Global Investors Funds.
John Y. Keffer Born: 1942	Trustee	Since 2013	Chairman, Atlantic from 2008-2019; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Financial LLC, successor to Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	2	Trustee Forum ETF Trust; Trustee U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.

(1)	Stacey E. Hong and John Y. Keffer are treated as interested persons of the Trust, as defined in the 1940 Act, due to their current or prior affiliation with Atlantic. Atlantic is a wholly owned subsidiary of Apex US Holdings LLC. Forum Investment Advisors, LLC is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.

JAGUAR INTERNATIONAL PROPERTY FUND

JAGUAR GLOBAL PROPERTY FUND

FOR MORE INFORMATION:

P.O. Box 588

Portland, ME 04112

(844) 218-5182 (toll free)

INVESTMENT ADVISER

Jaguar Listed Property LLC

390 Park Avenue, Suite 400

New York, NY 10022

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

231-ANR-0219

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)        Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,000 in 2018 and $35,000 in 2019.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2018 and $0 in 2019.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,000 in 2018 and $6,000 in 2019.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2018 and $0 in 2019.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	April 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	April 23, 2019

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	April 23, 2019